SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION

Xtrackers USD High Yield Corporate Bond ETF (HYLB)
At a meeting to be held on or about March 15, 2021, DBX Advisors LLC, the investment advisor for Xtrackers USD High Yield Corporate Bond ETF (“Fund”), plans to propose, and recommend that the Fund’s Board of Trustees approve, a 5-for-4 forward stock split of the Fund’s issued and outstanding shares. Further details concerning the manner and timing of implementation of any stock split will be made available in the event Board approval is obtained.
Please Retain This Supplement for Future Reference

February 2, 2021
PRO_SAISTKR21-02